Exhibit 4.4

FORM OF

TRUST AGREEMENT

between

HMB ACCEPTANCE CORP.,

Depositor,

and

[          ],

Owner Trustee

Dated as of [          ]

TABLE OF CONTENTS

Page

ARTICLE ONE DEFINITIONS

1

Section 1.01.

Capitalized Terms

1

Section 1.02.

Other Definitional Provisions

4

ARTICLE TWO ORGANIZATION

5

Section 2.01.

Name

5

Section 2.02.

Office

5

Section 2.03.

Purposes and Powers

5

Section 2.04

Appointment of Owner Trustee

6

Section 2.05.

Initial Capital Contribution of Trust Estate

6

Section 2.06.

Declaration of Trust

6

Section 2.07.

Liability of the Owners

6

Section 2.08.

Title to Trust Property

7

Section 2.09.

Situs of Trust

7

Section 2.10.

Representations and Warranties of the Depositor

7

Section 2.11.

Investment Company

8

ARTICLE THREE CERTIFICATES AND TRANSFER OF INTERESTS

8

Section 3.01.

Initial Ownership

8

Section 3.02.

The Certificates

8

Section 3.03.

Authentication of Certificates

9

Section 3.04.

Limitations on Transfer of the Certificates

9

Section 3.05.

Registration of Transfer and Exchange of Certificates

12

Section 3.06.

Mutilated, Destroyed, Lost or Stolen Certificates

13

Section 3.07.

Persons Deemed Owners

13

Section 3.08.

Access to List of Certificateholders’ Names and Addresses

13

Section 3.09.

Maintenance of Office or Agency

14

Section 3.10.

Appointment of Paying Agent

14

Section 3.11.

Book-Entry Certificates

14

Section 3.12.

Notices to Clearing Agency

15

Section 3.13.

Definitive Certificates

15

ARTICLE FOUR ACTIONS BY OWNER TRUSTEE

16

Section 4.01.

Prior Notice to Owners with Respect to Certain Matters

16

Section 4.02.

Action by Owners with Respect to Certain Matters

19

Section 4.03.

Action by Owners with Respect to Bankruptcy

19

Section 4.04.

Restrictions on Owners’ Power

19

Section 4.05.

Majority Control

20

Section 4.06.

Provisions with respect to FHA Mortgage Loans

20

ARTICLE FIVE APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

20

Section 5.01.

Certificate Distribution Account

20

Section 5.02.

Application of Trust Funds

21

Section 5.03.

Method of Payment

21

Section 5.04.

Segregation of Moneys; No Interest

22

Section 5.05.

Tax Administration

22

ARTICLE SIX AUTHORITY AND DUTIES OF OWNER TRUSTEE AND [          ]

23

Section 6.01.

General Authority

23

Section 6.02.

General Duties

23

Section 6.03.

Action upon Instruction

24

Section 6.04.

No Duties Except as Specified in this Agreement or in

Instructions

25

Section 6.05.

No Action Except Under Specified Documents or

Instructions

25

Section 6.06.

Restrictions

25

ARTICLE SEVEN CONCERNING THE OWNER TRUSTEE

26

Section 7.01.

Acceptance of Trusts and Duties

26

Section 7.02.

Furnishing of Documents

27

Section 7.03.

Representations and Warranties

27

Section 7.04.

Reliance; Advice of Counsel

28

Section 7.05.

Not Acting in Individual Capacity

29

Section 7.06.

Owner Trustee Not Liable for Certificates or Loan Assets

29

Section 7.07.

Owner Trustee May Own Certificates and Notes

29

Section 7.08.

Doing Business in Other Jurisdictions

29

Section 7.09.

Licenses

30

Section 7.10.

Liability of Certificate Registrar and Paying Agent

30

ARTICLE EIGHT COMPENSATION OF OWNER TRUSTEE

30

Section 8.01.

Owner Trustee’s Fees and Expenses

30

Section 8.02.

Indemnification

30

Section 8.03.

Payments to the Owner Trustee

31

ARTICLE NINE TERMINATION OF TRUST AGREEMENT

31

Section 9.01.

Termination of Trust Agreement

31

ARTICLE TEN SUCCESSOR OWNER TRUSTEES AND ADDITIONAL

OWNER TRUSTEES

33

Section 10.01.

Eligibility Requirements for Owner Trustee

33

Section 10.02.

Resignation or Removal of Owner Trustee

33

Section 10.03.

Successor Owner Trustee

34

Section 10.04.

Merger or Consolidation of Owner Trustee

34

Section 10.05.

Appointment of Co-Trustee or Separate Trustee

34

ARTICLE ELEVEN MISCELLANEOUS

36

Section 11.01.

Supplements and Amendments

36

Section 11.02.

No Legal Title to Trust Estate in Owners

37

Section 11.03.

Limitations on Rights of Others

37

Section 11.04.

Notices

37

Section 11.05.

Severability

38

Section 11.06.

Separate Counterparts

38

Section 11.07.

Successors and Assigns

38

Section 11.08.

No Petition

38

Section 11.09.

No Recourse

38

Section 11.10.

Headings

39

Section 11.11.

Governing Law

39

EXHIBITS

EXHIBIT A

Forms of Certificates

EXHIBIT B

Form of Certificate of Trust

EXHIBIT C

[Reserved]

EXHIBIT D

Form of Investment Letter for Qualified Institutional Buyers

EXHIBIT E

Form of Certificate as to ERISA Matters

EXHIBIT F

Form of Representation and Warranty Regarding Transferee’s Status as a

REIT, Qualified REIT Subsidiary or Disregarded Entity

EXHIBIT G

Owner Trustee Fee Letter Agreement

[The provisions of the Trust Agreement for each series will be modified as applicable.  References herein to a master servicer will only be applicable to each series for which a master servicer has been identified.]

TRUST AGREEMENT dated as of [          ], between HMB ACCEPTANCE CORP., as depositor (the “Depositor”) and [          ], a [          ], as owner trustee (the “Owner Trustee”).

WHEREAS, pursuant to the Transfer and Servicing Agreement entered into simultaneously with this Trust Agreement, Depositor intends to sell, transfer and assign to a Delaware statutory trust created hereunder certain Mortgage Loans and related assets (collectively, the “Collateral”), which statutory trust would then pledge such Collateral under an indenture in order to secure the issuance of the HomeBanc [Mortgage] [Home Equity] Trust [          ] Mortgage-Backed Notes (the “Notes”), the net proceeds of which would be applied toward the purchase of the Collateral.

WHEREAS, the Depositor, the Owner Trustee and the Initial Holder intend that the Trust be treated as a Qualified REIT Subsidiary for federal income tax purposes.

WHEREAS, the Depositor and the Owner Trustee desire to enter into this Agreement in order to effect the foregoing.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01.

Capitalized Terms.  For all purposes of this Agreement, the following terms shall have the meanings set forth below:

Aggregate Voting Interests:  The aggregate of the Voting Interests of all or a specified Class or Classes of Certificates.

Agreement:  This Trust Agreement, as the same may be amended and supplemented from time to time.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.11; provided, that after the occurrence of a condition whereupon Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  [As of the Closing Date, only the Class [   ] Certificates will constitute Book-Entry Certificates.]

Certificate:  Any Class [   ] Certificate or the Ownership Certificate.

Certificate Depository Agreement:  Any agreement among the Trust, the Owner Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency relating to the Certificates pursuant to which a Class [   ] Certificate is issued in book-entry form.

Certificate of Trust:  The Certificate of Trust substantially in the form attached hereto as Exhibit B filed for the Trust pursuant to Section 3810(a) of the Delaware Trust Statute.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person that is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

Certificate Register and Certificate Registrar:  The register mentioned and the registrar appointed pursuant to Section 3.05.

Certificateholder or Holder:  A Person in whose name a Certificate is registered on the Certificate Register.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Corporate Trust Office:  With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, located at [address], Attention:  [          ], or at such other address as the Owner Trustee may designate by notice to the Owners and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Owners and the Depositor.

Definitive Certificate:  As defined in Section 3.11.

Delaware Trust Statute:  Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time.

Depositor:  HMB Acceptance Corp., in its capacity as depositor hereunder.

Disregarded Entity:  An entity that is both (a) solely owned by a REIT or Qualified REIT Subsidiary and (b) disregarded as an entity separate from its owner within the meaning of Section 301.7701-2(c)(2) of the Treasury Regulations.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Restricted Certificate:  Any Certificate.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Expenses:  The meaning assigned to such term in Section 8.02.

[Grantor Trust:  A trust of the type described in Treasury Regulation § 301.7701-4(c) that is classified under that regulation as a trust for federal income tax purposes.]

Indemnified Parties:  The meaning assigned to such term in Section 8.02.

Initial Holder:  [             ], or any successor in interest.

Non-U.S. Person:  Any person other than a U.S. Person.

Operative Documents:  The Basic Documents (as defined in the Transfer and Servicing Agreement).

Owner:  Each Holder of a Certificate.

Ownership Certificate:  An equity certificate representing a 100% undivided beneficial interest in the Trust in substantially the form annexed hereto as Exhibit A.

Paying Agent:  Any paying agent or co-paying agent appointed pursuant to Section 3.10; the initial Paying Agent shall be [          ].

Percentage Interest:  With respect to any Ownership Certificate, the percentage set forth on the face thereof.

Prospective Owner:  Each prospective purchaser and any subsequent transferee of a Certificate.

Qualified REIT Subsidiary:  A direct or indirect 100% owned subsidiary of a REIT that satisfies the requirements of Section 856(i) of the Code.

REIT:  A real estate investment trust within the meaning of Sections 856 and 857 of the Code.

Secretary of State:  The Secretary of State of the State of Delaware.

Transfer and Servicing Agreement:  The Transfer and Servicing Agreement dated as of [          ], among the Trust, as issuer, [HomeBanc Corp.], as Servicer, the Depositor, [          ], as Master Servicer, and [          ], as Indenture Trustee and as Custodian, as such may be amended or supplemented from time to time.

Treasury Regulations:  Regulations, including proposed or temporary regulations, promulgated under the Code.  References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

Trust:  The trust established under this Agreement.

U.S. Person:  A person who is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, [  ]% of all Voting Interests shall be allocated to the Ownership Certificate, [  ]% of all Voting Interests shall be allocated to the Class [   ] Certificates [and [   ] % of all Voting Interests shall be allocated to the Class [   ] Certificates].  Voting Interests allocated to any Class of Certificates shall be allocated among the Certificates of such Class in proportion to the Percentage Interests thereof.  Notwithstanding the foregoing, solely for the purposes of the giving of any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Seller, the Issuer, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Servicer, any Subservicer, the Administrator or any of their respective Affiliates, shall be deemed not to be outstanding and the Voting Interests allocated thereto shall not be taken into account in determining whether the requisite Aggregate Voting Interests necessary to take any such action or effect any such consent, waiver, request or demand have been obtained (unless such action requires the consent, waiver, request or demand of 100% of the Aggregate Voting Interests represented by a particular Class and 100% of the Voting Interests represented by such Class are registered in the name of one or more of the foregoing entities).  The Owner Trustee may obtain and conclusively rely upon a certificate of the Issuer, the Seller, the Master Servicer, any Servicer or any Subservicer to determine whether a Certificate is registered in the name of an Affiliate of any of them.

Section 1.02.

Other Definitional Provisions.

(a)

Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Transfer and Servicing Agreement or, if not defined therein, in the Indenture.

(b)

All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)

As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles.  To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(e)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE TWO

ORGANIZATION

Section 2.01.

Name.  The Trust created hereby shall be known as “HomeBanc [Mortgage] [Home Equity] Trust [          ],” in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.

Office.  The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners and the Depositor.

Section 2.03.

Purposes and Powers.

[To be modified as applicable]

(a)

The purpose of the Trust is to engage in the following activities:

(i)

to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell the Notes and the Certificates to or at the direction of the Depositor;

(ii)

with the proceeds of the sale of the Notes and the Certificates, to purchase the Loan Assets and to pay any organizational, start-up and transactional expenses of the Trust;

(iii)

to enter into and perform its obligations under the Swap Agreements and Rate Protection Agreements;

(iv)

to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Transfer and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

(v)

to enter into and perform its obligations under the Operative Documents to which it is to be a party;

(vi)

to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(vii)

subject to compliance with the Operative Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Owners and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Operative Documents.

The parties hereto agree that this Agreement is a “declaration of trust” for purposes of FHA Regulations.

Section 2.04.

Appointment of Owner Trustee.  The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.

Initial Capital Contribution of Trust Estate.  The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1.  The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Certificate Distribution Account.  The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

Section 2.06.

Declaration of Trust.  The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Operative Documents.  It is the intention of the parties hereto that the Trust constitute a statutory trust under the Delaware Trust Statute and that this Agreement constitute the governing instrument of such statutory trust.  [It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes the Trust shall be treated as a Grantor Trust, with the assets of the Trust being the Loan Assets and other assets held by the Trust and the Notes being non-recourse debt of the Owner(s).  The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a Grantor Trust for tax purposes.  Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Delaware Trust Statute with respect to accomplishing the purposes of the Trust.] [The Depositor, the Owner Trustee and the Initial Holder intend that the Trust be treated for federal income tax purposes as a Qualified REIT Subsidiary.]

Section 2.07.

Liability of the Owners.  No Owner shall have any personal liability for any liability or obligation of the Trust.

Section 2.08.

Title to Trust Property.

(a)

Subject to the Indenture, legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

(b)

The Owners shall not have legal title to any part of the Trust Estate.  No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Trust Estate.

Section 2.09.

Situs of Trust.  The Trust will be located and administered in the State of Delaware.  All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York, except with respect to accounts maintained by the Administrator or the Indenture Trustee on behalf of the Owner Trustee.  The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware.  Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York.  The only office of the Trust will be at [          ].

Section 2.10.

Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Owner Trustee that:

(a)

The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has the power, authority and legal right to own the Loan Assets.

(b)

The Depositor is duly qualified to do business, and shall have obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

(c)

The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

(d)

This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)

The Depositor has maintained and will maintain its existence separate from the Seller, including the maintenance of separate books and records.

(f)

The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the governing instrument of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without lapse of time) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Operative Documents); or violate any law or, to the best knowledge of the Depositor, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(g)

There are no proceedings or investigations pending or, to the best knowledge of the Depositor, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A)  asserting the invalidity of this Agreement, (B)  seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and adversely affect the performance by the Depositor of its obligations under this Agreement.

(h)

The representations and warranties of the Depositor in Section [3.02] of the Transfer and Servicing Agreement are true and correct.

(i)

The Depositor shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of the Depositor, would result in the Trust’s becoming taxable as a corporation for federal income tax purposes.

Section 2.11.

Investment Company.  The Depositor hereby agrees, and each Certificateholder shall be deemed to have agreed by acceptance of such Certificate, not to take any action which would cause the Trust to become an “investment company” which would be required to register under the Investment Company Act of 1940, as amended.

ARTICLE THREE

CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01.

Initial Ownership.  Upon the formation of the Trust by the initial contribution by the Depositor pursuant to Section 2.05, the Owner Trustee will issue the Ownership Certificate to the Initial Holder.

Section 3.02.

The Certificates.  The Class [   ] Certificates shall be [Book Entry Certificates, registered in minimum notional balance denominations evidencing Percentage Interests of not less than [  ]%].  The Ownership Certificate shall initially be issued as a single certificate in definitive, fully registered form and shall initially be registered in the name of the Initial Holder.  No Ownership Certificate shall be issued in authorized denominations of less than a 100% Percentage Interest in such Certificate.  Each Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

Upon issuance of the Certificates, the Owner Trustee shall authenticate the Certificates in accordance with the written instructions of the prospective transferee thereof.  Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of any such Certificate, the Owner Trustee shall recognize the Holders of the Certificates as Certificateholders.  The Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee’s acceptance of a Certificate duly registered in such transferee’s name pursuant to Section 3.04.

By acceptance of a Certificate or interest therein, whether upon original issuance or subsequent transfer, each Holder of such Certificate or interest acknowledges the limitations on the rights of Certificateholders as provided herein, including without limitation the provisions of Section 4.04, and agrees that it will be bound by the provisions hereof.

Section 3.03.

Authentication of Certificates.  On the Closing Date, the Owner Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its co-trustee, without further trust action by the Depositor, in authorized denominations.  No Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the forms set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee’s authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

Section 3.04.

Limitations on Transfer of the Certificates.

[To be modified as applicable]

(a)

Each Prospective Owner of a Book-Entry Certificate other than the Depositor or an affiliate thereof shall be deemed to have represented and warranted, and each Prospective Owner of a Definitive Certificate other than the Depositor or an affiliate thereof shall represent and warrant in writing, in substantially the form set forth in Exhibit D to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

(i)

Such Person is duly authorized to purchase the Certificates and its purchase of investments having the characteristics of the Certificates is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor; and

(ii)

Such Person understands that each holder of a Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Agreement.

(iii)

Such Person understands that each holder of an Ownership Certificate is a REIT, a Qualified REIT Subsidiary or a Disregarded Entity.

(b)

Each Prospective Owner of a Book-Entry Certificate shall be deemed to have represented and warranted, and each Prospective Owner of a Definitive Certificate and each Prospective Owner of a Certificate upon initial issuance, shall represent and warrant in writing, in substantially the form set forth in Exhibit D to the Owner Trustee and the Certificate Registrar and any of their respective successors stating that transfer of such Certificate is subject to certain restrictions and referring prospective purchasers of the Certificates to this Section 3.04 with respect to such restrictions and stating that:

(i)

Such Person is a qualified institutional buyer (a “QIB”) as defined in Rule 144A under the Securities Act (“Rule 144A”)  and is aware that the seller of such Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act.

(ii)

It understands that such Certificates have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only to a person which the seller reasonably believes is a QIB  that is purchasing such Certificates for its own account or for the account of a QIB to which notice is given that the transfer is being made in reliance on Rule 144A, in each case in compliance with the requirements of the Trust Agreement.

In the event that a transfer of a Definitive Certificate is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the prospective transferee shall certify to the Owner Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit D.

In the event that a Certificate is transferred to a Person that does not meet the requirements of this Section 3.04, such transfer will be of no force and effect, will be void ab initio, and will not operate to transfer any rights to such Person, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee, the Owner Trustee or any intermediary; and such Person shall not be entitled to any distributions on such Certificate for as long as such Person is the Holder of such Certificate and the Owner Trustee shall have the right to compel such Person to transfer such Certificate to a Person who does meet the requirements of this Section 3.04.

The Owner Trustee on behalf of the Depositor (and with the Depositor’s cooperation) shall provide to any Holder of a Certificate (or Certificate Owner) and any prospective transferee designated by any such Holder (or Certificate Owner), information regarding the Certificates, the Loan Assets and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  Each Holder of a Definitive Certificate (or Certificate Owner) desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws and any other restriction specified in this Section 3.04.

(c)

With respect to transfers of ERISA-Restricted Certificates, each Prospective Owner of a Definitive Certificate and each Prospective Owner of a Certificate upon initial issuance shall (i) represent and warrant in writing, in substantially the form set forth in Exhibit E, to the Owner Trustee and the Certificate Registrar and any of their respective successors that (A) such Prospective Owner is not, and on the date of transfer of such Certificate and while it holds such Certificate will not be, and on such date and during such period will not be investing the funds of, an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and (B) such Prospective Owner is not an entity, including an insurance company separate account or general account, whose underlying assets include plan assets of such an employee benefit plan or other plan by reason of the plan’s investment in the entity or otherwise under ERISA, or (ii) deliver to the Owner Trustee an Opinion of Counsel satisfactory to the Owner Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not result in the assets of the Trust created by the Trust Agreement being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Owner Trustee, the Master Servicer, the Indenture Trustee or the Seller to any obligation in addition to those undertaken in the Trust Agreement; provided, however, that the Owner Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Owner Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code.  Each Prospective Owner of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations and warranties set forth in Exhibit E.  No transfer of an ERISA-Restricted Certificate that is also a Definitive Certificate shall be made to any Person unless the Owner Trustee has received a certificate from the transferee in substantially the form set forth in Exhibit E to the foregoing effect.

(d)

Notwithstanding anything to the contrary herein, no transfer of any Ownership Certificate shall be made to any Person unless the Owner Trustee has received a certificate (i) from the transferee in substantially the form set forth in Exhibit D, to the effect that such Person is a QIB and is aware that the seller of such Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more QIBs for whom it is authorized to act or (ii) to the effect that the transferee is the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor and is an “accredited investor” as defined in Rule 501 under the Securities Act, in each case stating that such person understands that such Ownership bears a legend substantially similar to the legend provided in Exhibit A hereto.

(e)

The Owner Trustee shall cause each Certificate to contain a legend, substantially similar to the applicable legends provided in Exhibit A hereto, stating that transfer of such Certificate is subject to certain restrictions and referring prospective purchasers of the Certificates to this Section 3.04 with respect to such restrictions.

(f)

Notwithstanding anything to the contrary herein, no transfer of any Certificate shall be made to any Person that intends to issue interests in or obligations secured by such Certificate unless the Owner Trustee has received an Opinion of Counsel to the effect that such transfer and subsequent issuance would not result in the Trust’s becoming taxable as a corporation for federal income tax purposes.

Section 3.05.

Registration of Transfer and Exchange of Certificates.  The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided; provided, however, that no Ownership Certificate shall be issued in any such transfer and exchange representing less than a 100% Percentage Interest in such Certificate; and provided, further, that no Ownership Certificate shall be issued in any such transfer and exchange except in accordance with the provisions and conditions set forth Section 3.04.  The Administrator is hereby appointed as the initial Certificate Registrar.

Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09 and upon satisfaction of the applicable conditions set forth in Section 3.04, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent.  At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder’s attorney duly authorized in writing.  Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

Section 3.06.

Mutilated, Destroyed, Lost or Stolen Certificates.  If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a bona fide purchaser, and upon certification provided by the Holder of such Certificate that the requirements of Section 8-405 of the Relevant UCC have been met, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Owner Trustee’s authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination.  In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07.

Persons Deemed Owners.  Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

Section 3.08.

Access to List of Certificateholders’ Names and Addresses.  The Certificate Registrar shall furnish or cause to be furnished to the Master Servicer and the Depositor, within [   ] days after receipt by the Certificate Registrar of a written request therefor from the Master Servicer or the Depositor, a list, in such form as the Master Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date.  If three or more Certificateholders or one or more Holders of Certificates evidencing not less than [   ]% of the Voting Interests of the Certificates apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within [   ] Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders.  Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.  In addition, nothing in this Agreement shall be construed to prohibit the Certificate Registrar from providing information or documentation, including documentary evidence of identity, to the parties hereto or to any governmental agency requesting such pursuant to statute or regulation.

Section 3.09.

Maintenance of Office or Agency.  The Owner Trustee shall maintain in [          ] an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Operative Documents may be served.  The Owner Trustee initially designates the Administrator’s office in [          ] as its office for such purposes.  The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.10.

Appointment of Paying Agent.  The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee.  Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above.  The Owner Trustee or the Depositor may revoke such power and remove the Paying Agent if the Owner Trustee or the Depositor determines that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect.  The Paying Agent initially shall be the Administrator (who is hereby appointed as Paying Agent), and any co-paying agent chosen by the Depositor and acceptable to the Owner Trustee.  The Administrator shall be permitted to resign as Paying Agent upon [   ] days’ written notice to the Owner Trustee.  In the event that the Administrator shall no longer be the Paying Agent, the Depositor shall promptly appoint a successor to act as Paying Agent (which shall be a bank or trust company).  The Depositor shall cause such successor Paying Agent or any additional Paying Agent appointed by the Depositor to execute and deliver to the Owner Trustee and the Depositor an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.  The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee.  The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee if it is acting the role of Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder.  Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 3.11.

Book-Entry Certificates.  The Class IO Certificates will be issued in the form of typewritten certificates or global certificates representing Book-Entry Certificates, to be delivered to, or to the Administrator as custodian for, The Depository Trust Company, the initial Clearing Agency, by or on behalf of the Trust.  Such Book-Entry Certificate or Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and except as provided in Section 3.13, no Certificate Owner will receive a Definitive Certificate representing such Certificate Owner’s interest in such Book-Entry Certificate.  So long as any Book-Entry Certificates are outstanding, unless and until definitive, fully registered Certificates (the “Definitive Certificates”) have been issued to Certificate Owners pursuant to Section 3.13:

(a)

The provisions of this Section shall be in full force and effect;

(b)

The Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Book-Entry Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Book-Entry Certificates and shall have no obligation to the Certificate Owners;

(c)

To the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

(d)

The rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Pursuant to the Certificate Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 3.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants; and

(e)

Whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Book-Entry Certificates evidencing a specified percentage of the Voting Interests thereof, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Certificates and has delivered such instructions to the Owner Trustee.

Section 3.12.

Notices to Clearing Agency.  So long as any Book-Entry Certificates are outstanding, whenever a notice or other communication to a Certificateholder is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to the Certificate Owners.

Section 3.13.

Definitive Certificates.  So long as any Book-Entry Certificates are outstanding, if (i) the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Certificates and the Issuer is unable to locate a qualified successor, (ii) the Issuer at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default under the Indenture, Certificate Owners representing beneficial interests aggregating at least a majority of the Voting Rights advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of the Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Owner Trustee of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency.  Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders.  The Definitive Certificates shall be issued in definitive, fully registered form and shall be printed, lithographed or engraved or produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

ARTICLE FOUR

ACTIONS BY OWNER TRUSTEE

Section 4.01.

Prior Notice to Owners with Respect to Certain Matters.

(a)

With respect to the following matters, the Owner Trustee shall not take action unless at least [  ] days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or provided alternative direction:

[To be modified as applicable]

(i)

the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Loan Assets) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Loan Assets);

(ii)

the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Delaware Trust Statute);

(iii)

the amendment or other change to this Agreement or any Operative Document in circumstances where the consent of any Noteholder is required;

(iv)

the amendment or other change to this Agreement or any Operative Document in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Owners;

(v)

the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

(vi)

the consent to the calling or waiver of any default of any Operative Document;

(vii)

except as provided in Article Nine hereof, the dissolution, termination or liquidation of the Trust in whole or in part;

(viii)

the merger or consolidation of the Trust with or into any other entity, or conveyance or transfer of all or substantially all of the Trust’s assets to any other entity;

(ix)

causing the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

(x)

doing any act that conflicts with any other Operative Document;

(xi)

doing any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

(xii)

the confession of a judgment against the Trust;

(xiii)

the possession of Trust assets, or assignment of the Trust’s right to property, for other than a Trust purpose;

(xiv)

causing the Trust to lend any funds to any entity; or

(xv)

the change of the Trust’s purpose and powers from those set forth in this Trust Agreement.

(b)

The Owner Trustee on behalf of the Trust agrees to abide by the following restrictions:

(i)

other than as contemplated by the Operative Documents and related documentation, the Trust shall not incur any indebtedness;

(ii)

other than as contemplated by the Operative Documents and related documentation, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets;

(iii)

the Trust shall not engage in any business activity in which it is not currently engaged other than as contemplated by the Operative Documents and related documentation;

(iv)

the Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Operative Documents and related documentation; and

(v)

other than as contemplated by the Operative Documents and related documentation, the Trust shall not follow the directions or instructions of the Depositor.

(c)

The Owner Trustee on behalf of the Trust shall:

(i)

maintain books and records separate from any other person or entity;

(ii)

maintain its office and bank accounts separate from any other person or entity;

(iii)

not commingle its assets with those of any other person or entity;

(iv)

conduct its own business in its own name;

(v)

other than as contemplated by the Operative Documents and related documentation, pay its own liabilities and expenses only out of its own funds;

(vi)

observe all formalities required under the Delaware Trust Statute;

(vii)

not guarantee or become obligated for the debts of any other person or entity;

(viii)

not hold out its credit as being available to satisfy the obligation of any other person or entity;

(ix)

not acquire the obligations or securities of its Affiliates or the Seller;

(x)

other than as contemplated by the Operative Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

(xi)

other than as contemplated by the Operative Documents and related documentation, not pledge its assets for the benefit of any other person or entity;

(xii)

hold itself out as a separate entity from the Depositor and not conduct any business in the name of the Depositor;

(xiii)

correct any known misunderstanding regarding its separate identity; and

(xiv)

not identify itself as a division of any other person or entity.

So long as the Notes or any other amounts owed under the Indenture remain outstanding, the Trust shall not amend this Section 4.01 without the prior written consent of 100% of the Voting Rights of the Notes and the consent of each Rating Agency, in addition to the requirements under Section 11.01.

(d)

The Owner Trustee shall not have the power, except upon the direction of the Owners, and to the extent otherwise consistent with the Operative Documents, to (i) remove or replace the Master Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust’s creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a “Bankruptcy Action”).  So long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Depositor or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Depositor.

Section 4.02.

Action by Owners with Respect to Certain Matters.  The Owner Trustee shall not have the power, except upon the direction of the Owners, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section [8] of the Administration Agreement, (c) remove the Master Servicer under the Transfer and Servicing Agreement pursuant to Section [5.17] thereof, or (d) except as expressly provided in the Operative Documents, sell the Loan Assets after the termination of the Indenture.  The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners, subject to the terms of the Operative Documents.

Section 4.03.

Action by Owners with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Owners and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.

Section 4.04.

Restrictions on Owners’ Power.  The Owners shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Operative Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Notwithstanding anything to the contrary herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law against FHA or HUD upon or under or with respect to any policy of FHA Insurance applicable to a Mortgage Loan or any purported rights thereunder.  All such direct rights against FHA or HUD shall be held by the Indenture Trustee as the designated mortgagee of record with respect to the FHA Mortgage Loans and shall include, without limitation, the right to enforce such policy of FHA Insurance against FHA or HUD and require the payment by FHA or HUD of any amount due thereunder.

Section 4.05.

Majority Control.  Except as expressly provided herein, any action that may be taken by the Owners under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the Aggregate Voting Interests of all of the Certificates.  Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority of the Aggregate Voting Interests of all of the Certificates at the time of the delivery of such notice.

Section 4.06.

Provisions with respect to FHA Mortgage Loans.  The Trust shall ensure that the Indenture or the Transfer and Servicing Agreement, as applicable, contains provisions to the following effect:

(a)

The Indenture Trustee shall at all times maintain its status as an FHA Approved Mortgagee;

(b)

Servicing of the FHA Mortgage Loans shall be performed by a Servicer that is approved by HUD/FHA to service FHA Mortgage Loans, and each such Servicer shall maintain such approval throughout the term of the Transfer and Servicing Agreement;

(c)

The Servicer shall be supervised on behalf of the Trust and the Indenture Trustee by the Master Servicer, which shall at all times maintain its status (or the status of an Affiliate thereof, the primary business of which is servicing residential mortgage loans) as an FHA Approved Mortgagee;

(d)

In the event that the FHA Mortgage Loans are not serviced in accordance with the terms of the Transfer and Servicing Agreement, the Master Servicer, on behalf of the Trust and the Indenture Trustee, shall be authorized to appoint a successor Servicer or to service the FHA Mortgage Loans itself.  Any successor Servicer shall be approved by HUD/FHA to service FHA Mortgage Loans.

(e)

In the event that the FHA Mortgage Loans are not master serviced in accordance with the terms of the Transfer and Servicing Agreement, the Indenture Trustee shall be authorized to appoint a successor Master Servicer or to master service the FHA Mortgage Loans itself.  Any successor Master Servicer shall be approved by HUD/FHA to service FHA Mortgage Loans.

ARTICLE FIVE

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.

Certificate Distribution Account.  All of the right, title and interest of the Trust in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners and such other persons entitled to distributions therefrom.  Except as otherwise expressly provided herein or in the Transfer and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Trust for the benefit of the Owners.

The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Transfer and Servicing Agreement, including, without limitation, the provisions of Sections [7.02 (a)(iv)] and [7.05] (d) thereof.

Section 5.02.

Application of Trust Funds.

(a)

On each Distribution Date, the Paying Agent shall distribute to the Certificateholders from amounts on deposit in the Certificate Distribution Account the distributions provided in Section [7.05] of the Transfer and Servicing Agreement with respect to such Distribution Date.  All distributions of interest on any Class of IO Certificates, and all distributions of amounts due on or in respect of the Ownership Certificate, shall be made pro rata to the Certificateholders of such Class entitled thereto.

(b)

On the Business Day prior to each Distribution Date, the Indenture Trustee shall send or cause the Trust to send to each Certificateholder the statement or statements provided to the Indenture Trustee by the Master Servicer pursuant to Section [5.27] of the Transfer and Servicing Agreement with respect to such Distribution Date.

(c)

In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section.  The Trust is hereby authorized and directed to direct the Paying Agent to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority.  If the amount withheld was not withheld from actual distributions, the Trust may, at its option, (i) require the Owner to reimburse the Trust for such withholding (and each Owner agrees to reimburse the Trust promptly following such request) or (ii) reduce any subsequent distributions by the amount of such withholding.  If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Trust may in its sole discretion direct the Paying Agent to withhold such amounts in accordance with this paragraph (c).  In the event that an Owner wishes to apply for a refund of any such withholding tax, the Trust shall reasonably cooperate with such Owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

Section 5.03.

Method of Payment.  Subject to Section 9.01(d), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least [  ] Business Days prior to such Distribution Date, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register; provided, that, a Certificateholder shall only be entitled to receive distributions by wire transfer if such Certificateholder is the registered Holder of Certificates having an initial aggregate principal amount equal to or in excess of $[   ] or a Percentage Interest equal to or in excess of [  ]%, and in all other cases by check mailed to each such Certificateholder at such Holder’s address appearing in the Certificate Register.

Section 5.04.

Segregation of Moneys; No Interest.  Subject to Sections 5.01 and 5.02, moneys received by the Owner Trustee hereunder and deposited in the Certificate Distribution Account will be segregated and shall be invested in Permitted Investments at the direction of the Depositor.  The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

Section 5.05.

Tax Administration.  [The Owner Trustee, upon instruction from the Depositor, shall sign on behalf of the Trust the tax returns of the Trust, including Internal Revenue Service Form [1041] as required for a [Grantor Trust].  In addition, the Owner Trustee shall deliver or shall cause to be delivered to the Certificateholders such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable the Certificateholders to prepare their federal and state income tax returns.  In no event shall the Owner Trustee be liable for any liabilities, costs or expenses of the Trust, the Certificateholders or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee in breach of its obligations under this Agreement.]

[The Trust shall deliver or shall cause to be delivered to the holder of the Ownership Certificate such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required by the Code and applicable Treasury Regulations and as may be required to enable the holder of the Ownership Certificate to prepare its federal and state income tax returns.  Consistent with the Trust’s characterization for tax purposes as a Disregarded Entity so long as there is only one holder of the Ownership Certificate, no federal income tax return shall be filed on behalf of the Trust unless either (i) the Trust shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return.  In the event that the Trust is required to file tax returns and applicable law requires an Owner to sign such documents, the Trust shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the holder of the Ownership Certificate required to sign such return under applicable law (or if the holder of the Ownership Certificate no longer beneficially owns the Trust, the beneficial owner designated for such purpose by the holder of the Ownership Certificate to the Trust in writing) at least five days before such returns are due to be filed.  The holder of the Ownership Certificate (or such designee beneficial owner, as applicable) shall promptly sign such returns and deliver such returns after signature to the Trust and the Trust shall file or shall cause to have filed such returns with the appropriate tax authorities.  In no event shall the Owner Trustee, Trust or the holder of the Ownership Certificate (or such designee beneficial owner, as applicable) be liable for any liabilities, costs or expenses of the Trust or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Trust or the holder of the Ownership Certificate (or such designee owner, as applicable), as the case may be, in breach of its obligations under this Agreement.

The Notes shall be treated as debt for federal income tax purposes.  For purposes of accruing OID, market discount, or amortizable bond premium, it is assumed that the Notes will have prepaid in full at the end of the Revolving Period so as to minimize the yield thereon.  At the end of the Revolving Period, the Notes shall be treated as having been reissued in accordance with Treasury Regulation Section 1.1272-1(c)(6) for purposes of accruing OID, market discount, or amortizable bond premium, and a prepayment assumption will, at that time, apply to the Notes.  The applicable prepayment assumption will be provided by the Depositor.]

ARTICLE SIX

AUTHORITY AND DUTIES OF OWNER TRUSTEE AND [          ]

Section 6.01.

General Authority.  The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Certificates and the Operative Documents and any other documents to be entered into by the Owner Trustee under the terms hereof to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Operative Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article Three, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes.  In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Operative Documents.  The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Operative Documents, provided that such activities are consistent with the terms of the Operative Documents.

Section 6.02.

General Duties.  It shall be the duty of the Owner Trustee:

(a)

to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Operative Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Operative Documents and in accordance with the provisions of this Agreement.  Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Operative Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Operative Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement;

(b)

to cooperate with the Administrator in carrying out its obligations under the Administration Agreement; provided, however, that the Owner Trustee shall only be required to take action under this Section 6.02(b) in accordance with Section 6.02(a) above; and

(c)

to cooperate with the Depositor in obtaining and preserving (or causing to be obtained and preserved) the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate; provided, however, that the Owner Trustee shall have no obligation to determine whether and to what extent such qualification shall be necessary; and provided, further, that the Owner Trustee shall only be required to take action under this Section 6.02(c) if authorized and directed in writing to do so by the Depositor.

Section 6.03.

Action upon Instruction.

(a)

Subject to Article Four and in accordance with the terms of the Operative Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust.  Such direction may be exercised at any time by written instruction of the Owners pursuant to Article Four.

(b)

The Owner Trustee shall not be required to take any action hereunder or under any Operative Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Operative Document or is otherwise contrary to law.

(c)

Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Operative Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received appropriate instruction within [  ] days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Operative Documents, as it shall deem to be in the best interests of the Owners, and, subject to Section 7.01, shall have no liability to any Person for such action or inaction.

(d)

In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Operative Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person.  If the Owner Trustee shall not have received appropriate instruction within [  ] days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Operative Documents, as it shall deem to be in the best interests of the Owners, and, subject to Section 7.01, shall have no liability to any Person for such action or inaction.

Section 6.04.

No Duties Except as Specified in this Agreement or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Operative Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Operative Document against the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement or any Operative Document.  The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee solely in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

Section 6.05.

No Action Except Under Specified Documents or Instructions.  The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Operative Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

Section 6.06.

Restrictions.  The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust’s becoming taxable as a corporation for federal income tax purposes.  The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

ARTICLE SEVEN

CONCERNING THE OWNER TRUSTEE

Section 7.01.

Acceptance of Trusts and Duties.  The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement and the Operative Documents.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Operative Documents and this Agreement.  The Owner Trustee, in its capacity as Owner Trustee, shall not be answerable or accountable hereunder or under any Operative Document under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee in its individual capacity.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)

The Owner Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer of the Owner Trustee;

(b)

The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Owner;

(c)

No provision of this Agreement or any Operative Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Operative Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)

Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Operative Documents, including the principal of and interest on the Notes;

(e)

The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor, for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Operative Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Owner, other than as expressly provided for herein or expressly agreed to in the Operative Documents;

(f)

The Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Master Servicer, the Depositor or the Indenture Trustee under any of the Operative Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Operative Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Seller, the Depositor, the Master Servicer or the Indenture Trustee under the Transfer and Servicing Agreement; and

(g)

The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Operative Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby (provided, that if an Owner is an institutional investor with a rating of at least investment grade from a nationally recognized statistical rating organization (or nominee of such institutional investor), the unsecured agreement of indemnity of such institutional investor shall be deemed satisfactory for such purpose).  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Operative Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

(h)

In the absence of direction from the Owners, the Owner Trustee shall, in conjunction with the Administrator, or, in the absence of action by the Administrator, on the advice of counsel, take such action with respect to any litigation or proceeding against the Trust as the Administrator determines is necessary or, in the absence of action by the Administrator, as the Owner Trustee shall reasonably determine on the basis of advice of counsel, including defense of such litigation or proceeding to the extent that the Owner Trustee reasonably determines that the indemnity provided by Section 8.02 is sufficient to pay the costs of such defense.

Section 7.02.

Furnishing of Documents.  The Owner Trustee shall furnish to the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Operative Documents.

Section 7.03.

Representations and Warranties.  [          ], hereby represents and warrants to the Depositor, for the benefit of the Owners, that:

(a)

[          ] is a [          ] duly organized and validly existing in good standing under the laws of the State of [          ].  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b)

[          ] has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c)

Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or [          ] law, governmental rule or regulation governing the banking or trust powers of [          ] or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

(d)

The execution, delivery, authentication and performance by it of this Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency.

(e)

This Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of [          ], enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(f)

[          ] is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of [          ] or its properties or might have consequences that would materially adversely affect its performance hereunder.

(g)

No litigation is pending or, to the best of [          ]’s knowledge, threatened against [          ] which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

(h)

[[          ] is an FHA Approved Mortgagee as of the Closing Date and, for so long as [          ] is Owner Trustee, shall maintain its status as an FHA Approved Mortgagee.]

Section 7.04.

Reliance; Advice of Counsel.  (a) Except as provided in Section 7.01, the Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)

In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Operative Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it.  Except as provided in Section 7.01, the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Operative Document.

Section 7.05.

Not Acting in Individual Capacity.  Except as provided in this Article Seven, in accepting the trusts hereby created [          ] acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Operative Document shall look only to the Trust Estate for payment or satisfaction thereof.

Section 7.06.

Owner Trustee Not Liable for Certificates or Loan Assets.  The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statement of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Operative Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates and as specified in Section 7.03) or the Notes, or of the Loan Assets or related documents.  The Owner Trustee shall at no time have any liability for or with respect to the legality, validity and enforceability of any Collateral or the perfection and priority of any security interest created by any Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation:  the existence, condition and ownership of any Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Collateral on any computer or other record thereof; the validity of the assignment of any Collateral to the Trust or of any intervening assignment; the performance or enforcement of any Collateral; the compliance by the Depositor or the Master Servicer with any warranty or representation made under any Operative Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee, the Master Servicer or any subservicer taken in the name of the Owner Trustee.

Section 7.07.

Owner Trustee May Own Certificates and Notes.  The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates (provided that if the Owner Trustee should acquire the Ownership Certificate, it shall be a REIT, a Qualified REIT Subsidiary or a Disregarded Entity) or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Master Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

Section 7.08.

Doing Business in Other Jurisdictions.  Notwithstanding anything contained herein to the contrary, [          ], shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by [          ],; or (iii) subject [          ], to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by [          ], contemplated hereby.  The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of HomeBanc Corp.) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence.  In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.05 to proceed with such action.

Section 7.09.

Licenses.  The Owner Trustee shall cooperate with the Depositor in causing the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Operative Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof; provided, however, that the Owner Trustee shall have no obligation to determine whether and to what extent such licensing shall be necessary; and provided, further, that the Owner Trustee shall only be required to take action under this Section 7.09 if authorized and directed in writing to do so by the Depositor.

Section 7.10.

Liability of Certificate Registrar and Paying Agent.  All provisions affording protection to or limiting the liability of the Owner Trustee shall inure as well to the Certificate Registrar and Paying Agent.

ARTICLE EIGHT

COMPENSATION OF OWNER TRUSTEE

Section 8.01.

Owner Trustee’s Fees and Expenses.  The Owner Trustee shall receive as compensation for its services hereunder such fees as are set forth in the Fee Letter Agreement between HomeBanc Corp. and the Owner Trustee attached hereto as Exhibit G, and the Owner Trustee shall be entitled to be reimbursed from the Trust for such expenses as set forth in the Fee Letter Agreement, as provided in the Transfer and Servicing Agreement.

Section 8.02.

Indemnification.

[To be modified as applicable]

(a) To the fullest extent permitted by applicable law, [                   ], shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Operative Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, provided that (i) [       ] shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01, (ii) with respect to any such claim, the Indemnified Party shall have given [        ] written notice thereof, (iii) while maintaining control over its own defense, [          ] shall consult with the Indemnified Party in preparing such defense, and (iv) notwithstanding anything in this Agreement to the contrary,   [            ] shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of [           ] which consent shall not be unreasonably withheld.  The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.  In any event of any claim, action or proceeding for which indemnity will be sought from [           ] pursuant to this Section, the Owner Trustee’s choice of legal counsel shall be subject to the approval of [          ], which approval shall not be unreasonably withheld.  In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee, which consent shall not be unreasonably withheld, [         ] has the right to assume the defense of any claim, action or proceeding against the Owner Trustee; provided, however, that [          ] shall not be entitled to assume the defense of any such claim, action or proceeding if such claim, action or proceeding involves a possible imposition of criminal liability or penalty or a material civil penalty on the Owner Trustee, a conflict of interest between the Owner Trustee and [           ] or another indemnitee or the granting of material injunctive relief against such indemnitee, and the Owner Trustee informs [          ] that it desires to be represented by separate counsel, in which case the reasonable fees and expenses of such separate counsel shall be borne by [             ].

(b)

If after the Owner Trustee has made demand upon [          ] for payment pursuant to Section 8.02(a) and has taken such actions as the Owner Trustee has reasonably determined to be necessary or appropriate to compel payment by [            ], such payment has not been made, the Owner Trustee shall be indemnified by the Trust to the same extent as the indemnity provided by [         ] in Section 8.02(a).  To the extent of any indemnification payment by the Trust to the Owner Trustee hereunder, the Trust shall be fully subrogated to the rights of the Owner Trustee to receive indemnification payments from [          ].  The Owner Trustee shall use its reasonable best efforts to enforce the obligations of [          ] under Section 8.02(a) for the benefit of itself or the Trust, as applicable.

Section 8.03.

Payments to the Owner Trustee.  Any amounts paid to the Owner Trustee pursuant to this Article Eight shall be deemed not to be a part of the Trust Estate immediately after such payment.

ARTICLE NINE

TERMINATION OF TRUST AGREEMENT

Section 9.01.

Termination of Trust Agreement.  (a) This Agreement (other than Article Eight) shall terminate and the Trust shall dissolve, wind up and terminate and be of no further force or effect upon the earlier of (i) the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Transfer and Servicing Agreement and Article Five; and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James’s).  The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to terminate this Agreement or the Trust, (y) entitle such Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)

The Certificates shall be subject to early termination in the manner and subject to the provisions of Section [11.02] of the Transfer and Servicing Agreement.

(c)

Except as provided in Sections 9.01(a) and (b), none of the Depositor or any Owner shall be entitled to revoke or terminate the Trust.

(d)

Notice of any termination of the Trust, specifying the Distribution Date upon which Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within [   ] Business Days of receipt of notice of such termination from the Holder of the Ownership Certificate or the Master Servicer, as applicable, given pursuant to Section [11.03] of the Transfer and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified.  The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders.  Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section [7.05] of the Transfer and Servicing Agreement.

In the event that all of the Certificateholders shall not have surrendered their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.  Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the holder of the Ownership Certificate.

(e)

Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(d) of the Delaware Trust Statute.

ARTICLE TEN

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01.

Eligibility Requirements for Owner Trustee.  The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Delaware Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $[   ] and subject to supervision or examination by federal or state authorities; having (or having a parent that has) time deposits that are rated at least [          ] (or the equivalent) by each Rating Agency or are otherwise acceptable to each Rating Agency and, for so long as the Trust Estate includes FHA Mortgage Loans, being an FHA Approved Mortgagee.  If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02.

Resignation or Removal of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving [  ] days’ prior written notice thereof to the Administrator and the Indenture Trustee.  Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within [  ] days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee.  If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.  The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

Section 10.03.

Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Depositor, the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor, the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to Certificateholders, the Indenture Trustee, the Noteholders and each Rating Agency.  If the Administrator shall fail to mail such notice within [  ] days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

Section 10.04.

Merger or Consolidation of Owner Trustee.  Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to Section 10.01; and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency.

Section 10.05.

Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Collateral may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable.  If the Administrator shall not have joined in such appointment within [  ] days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)

All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)

No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)

The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE ELEVEN

MISCELLANEOUS

Section 11.01.

Supplements and Amendments.  This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to each Rating Agency, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder or cause the Trust to be subject to an entity level tax for federal income tax purposes.  An amendment shall not be deemed to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no opinion referred to in the preceding proviso shall be required to be delivered if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to each Class of Securities.  Notwithstanding the preceding sentence, an opinion shall be required with respect to tax matters as set forth in this paragraph.

This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to each Rating Agency, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than 66 2/3% of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than 66 2/3% of the Aggregate Voting Interests of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or accelerate or delay the timing of, distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Voting Interests of the Certificates required to consent to any such amendment, without the consent of the holders of all the outstanding Securities affected thereby; and provided, however, that such action shall not, as evidenced by an Opinion of Counsel, cause the Trust to be subject to an entity level tax for federal income tax purposes.

Notwithstanding the foregoing, no provision of Sections 2.03 or 4.01 hereof may be amended in any manner unless (i) 100% of the Noteholders have consented in writing thereto, (ii) the Rating Agencies have consented in writing thereto or (iii) the Notes have been paid in full and the Indenture has been discharged.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each Rating Agency.

It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Operative Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

In connection with the execution of any amendment to this Trust Agreement or any amendment of any other agreement to which the Issuer is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Operative Documents and that all conditions precedent in the Operative Documents for the execution and delivery thereof by the Issuer or the Owner Trustee, as the case may be, have been satisfied.

Section 11.02.

No Legal Title to Trust Estate in Owners.  The Owners shall not have legal title to any part of the Trust Estate.  The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles Five and Nine.  No transfer, by operation of law or otherwise, of any right, title or interest of the Owners to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 11.03.

Limitations on Rights of Others.  Except for Section 2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07 hereof), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.04.

Notices.

(a)

Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or [three] Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), to the applicable address specified for each party in the Transfer and Servicing Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b)

Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any such notice also shall be given to each Rating Agency in the manner described above.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder and each Rating Agency receives such notice.

Section 11.05.

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.06.

Separate Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.07.

Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

Section 11.08.

No Petition.

(a)

The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Operative Documents.

(b)

The Depositor shall not be liable for the default or misconduct of the Administrator, the Owner Trustee, the Indenture Trustee, the Paying Agent or the Master Servicer under any of the Operative Documents or otherwise and the Depositor shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Operative Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Transfer and Servicing Agreement.

Section 11.09.

No Recourse.  Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder’s Certificate represents beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Master Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Operative Documents.

Section 11.10.

Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.11.

Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

*    *    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

HMB ACCEPTANCE CORP.,

as Depositor

By:

[          ], not in [his/her] individual capacity

but solely as Co-Trustee

[          ],

in its individual capacity and as Owner Trustee

By:

Name:  [          ]

Title:  [          ]

Accepted and Agreed to:

[                      ],

as Seller

By:  [                           ]

By:

Name:  [          ]

Title:  [          ]

EXHIBIT A

FORMS OF CERTIFICATES

[to be inserted]

EXHIBIT B

FORM OF CERTIFICATE OF TRUST

THIS Certificate of Trust of HOMEBANC [MORTGAGE] [HOME EQUITY] TRUST [          ] (the “Trust”) is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.)  (the “Act”).

1.  Name.  The name of the statutory trust formed hereby is HOMEBANC [MORTGAGE] [HOME EQUITY] TRUST [          ].

2.

Delaware Trustee.  The name and business address of the trustee of the Trust in the State of Delaware is [          ], [address], Attention:  [          ].

3.

Effective Date.  This Certificate of Trust shall be effective on [          ].

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

[          ],

not in its individual capacity but solely as

owner trustee under a Trust Agreement

dated as of [          ]

By:

Name:

Title:

EXHIBIT C

[RESERVED]

EXHIBIT D

[If applicable]

FORM OF INVESTMENT LETTER FOR QUALIFIED INSTITUTIONAL BUYERS

________________________

Date

[           ]

[address]

[Owner Trustee],

[address]

Attention:  [          ]

Re:

HomeBanc [Mortgage] [Home Equity] Trust

[Asset Backed Securities], Series [          ]

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced securities (the “Securities”), we certify that (a) we understand that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (a “QIB”) and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Securities and we are able to bear the economic risk of such an investment, (c) we understand that each proposed purchaser of the Securities is responsible for making its own independent review of such information as it deems relevant to its investment decision and we have had the opportunity to ask questions of and receive answers from the transferor concerning the purchase of the Securities and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Securities and we have been furnished with, and have had an opportunity to review, (i) a copy of the Trust Agreement, dated as of [          ] (the “Trust Agreement”) between HMB Acceptance Corp., as depositor and [          ],, as owner trustee, and (ii) a copy of the Transfer and Servicing Agreement, dated as of [          ], among HomeBanc [Mortgage] [[Home Equity] Trust [          ], as issuer, [HomeBanc Corp.], as servicer, [          ], as master servicer, HMB Acceptance Corp., as depositor, and [          ], as custodian and indenture trustee, (d) we are acquiring the Securities for investment for our own account and not with a view to any distribution of such Securities (but without prejudice to our right at all times to sell or otherwise dispose of the Securities in accordance with clause (g) below), (e) we understand that the certificates evidencing the Securities purchased by us will bear one or more legends in substantially the form set forth in Exhibit A of the Trust Agreement, (f) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Securities or any interest in the Securities, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Securities or any interest in the Securities from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Securities under the Act or that would render the disposition of the Securities a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Securities, and (g) we will not sell, transfer or otherwise dispose of any Securities unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any relevant state securities laws or is exempt from such registration requirements and, if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) we have informed the purchaser or transferee of such Security of the transfer restrictions applicable to such Security, (3) the purchaser or transferee of such Security has executed and delivered to you a certificate to substantially the same effect as this certificate and (4) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement.

The transferee is duly authorized to purchase the ___________________ Certificate and its purchase of investments having the characteristics of the____________________ Certificate is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the Investor.

The transferee understands that each holder of a ______________________ Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Trust Agreement.

Very truly yours,

_______________________________

[Name of Transferee]

By:

Authorized Officer

EXHIBIT E

FORM OF CERTIFICATE AS TO ERISA MATTERS

_______________________

Date

[           ]

[address]

[          ],

[address]

Attention:  [          ]

[NAME OF OFFICER] ____________________________________________ hereby certifies that:

1.

That he [she] is [title of officer] _______________________________________ of [name of Investor] _______________________________________________________ (the “Investor”), a ______________________________________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________________________] [United States], on behalf of which he [she] makes this affidavit.

2.

The Investor (i) is not, and on ______________________________________ [insert date of transfer of Certificate to Investor] and while the Investor holds the Certificate will not be, and on such date and during such period will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan subject to Section 4975 of the Code and  (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include plan assets of such an employee benefit plan or other plan by reason of the plan’s investment in the entity or otherwise under ERISA.

3.

The Investor hereby acknowledges that under the terms of the Trust Agreement (the “Trust Agreement”) between HMB Acceptance Corp.  (the “Depositor”) and [          ], (the “Owner Trustee”), dated as of [          ], no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Owner Trustee has received (a) a certificate from such transferee to the effect that such entity is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets of such an employee benefit plan or other plan by reason of the plan’s investment in the entity or otherwise under ERISA (each, a “Plan”), or (b) an opinion of counsel satisfactory to the Owner Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not result in the assets of the Trust created by the Trust Agreement being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Owner Trustee, the Master Servicer, the Indenture Trustee or the Seller to any obligation in addition to those undertaken in the Trust Agreement (provided, however, that the Owner Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Owner Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] ________________________________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ______ day of _______________________________, 200__.

Very truly yours,

__________________________________

[Name of Transferee]

By:_______________________________

Authorized Officer

EXHIBIT F

FORM OF REPRESENTATION AND WARRANTY REGARDING TRANSFEREE’S STATUS AS A REIT OR QUALIFIED REIT SUBSIDIARY

[Owner Trustee],

[address]

Attention:  [          ]

[           ]

[address]

Re:

HomeBanc [Mortgage] [Home Equity] Trust

[Asset Backed Securities], Series [          ]

This representation and warranty is delivered pursuant to Section 3.03 of the Trust Agreement dated as of [             ] (the “Agreement”), between HMB Acceptance Corp., as depositor and [          ], as owner trustee, in connection with the transfer by [               ] (the “Trust”) to the undersigned] [the [transferor] to the undersigned] as beneficial owner (the “Beneficial Owner”) of a 100% Percentage Interest in the Ownership Certificate.  Capitalized terms used but not defined in this document have the meanings ascribed to them in the Agreement.

The Beneficial Owner hereby certifies that it has received a copy of the Agreement and that it understands the restrictions on transferability of the Ownership Certificate set forth in Section 3.03 of the Agreement and the indemnity provisions set forth in Section 7.02 of the Agreement.  In connection with the transfer of the Ownership Certificate to the Beneficial Owner, the Beneficial Owner represents and warrants that:

(1) The Beneficial Owner either (i) qualifies for taxation as a real estate investment trust (a “REIT”) within the meaning of Sections 856 and 857 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) is a qualified REIT subsidiary within the meaning of Section 856(i) of the Code (a “Qualified REIT Subsidiary”) or (iii) is an entity (a “Disregarded Entity”) that is both (A) solely owned by an entity described in (i) or (ii) and (B) is disregarded as an entity separate from its owner within the meaning of Section 301.7701-2(c)(2) of the Treasury Regulations..

(2) The Beneficial Owner hereby agrees to be subject to the indemnification provisions set out in Section 7.02 of the Agreement, and hereby warrants that the Beneficial Owner shall indemnify the Trust for any income tax imposed upon the Trust due to the Beneficial Owner’s failure to qualify as a REIT, a Qualified REIT Subsidiary or a Disregarded Entity at any time at which such Beneficial Owner owns the Ownership Certificate.

(3) The Beneficial Owner hereby agrees to be subject to the provisions governing events of default set out in the Indenture between [               ] (the “Trust”), as issuer, and [               ], as indenture trustee, dated as of [               ].

(4) The Beneficial Owner hereby agrees to notify the Trust within sixty (60) days of the date on which the Beneficial Owner discovers that it has failed to qualify as a REIT, a Qualified REIT Subsidiary or a Disregarded Entity at any time at which the Beneficial Owner owns the Ownership Certificate.

(5) The Beneficial Owner is not, and on _________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code or any substantially similar applicable law (collectively, a “Plan”) or a person acting on behalf of or investing the assets of any such Plan to acquire the Ownership Certificate.

(6) The Beneficial Owner hereby acknowledges that under the terms of the Agreement, no transfer of the Ownership Certificate shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee to the effect that such transferee (i) is not a Plan and is not using the assets of any Plan to acquire the Ownership Certificate and (ii) is a REIT, a Qualified REIT Subsidiary or a Disregarded Entity.

(7) The Beneficial Owner will not transfer the Ownership Certificate to any person or entity (i) as to which the Purchaser has reason to believe does not satisfy the requirements set forth in this affidavit, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit F to the Agreement.

The Holder of the Ownership Certificate will not take any action or inaction that would cause the Trust to be subject to any United States federal income taxation.

Very truly yours,

___________________________________

[Name of Transferee]

By: ________________________________

Authorized Officer

EXHIBIT G

OWNER TRUSTEE FEE LETTER AGREEMENT

[to be inserted]